Earnings Conference Call Fourth Quarter and Full Year 2015 Exhibit 99.2

2 Cautionary Statement Information Current as of February 12, 2016 Except as expressly noted, the information in this presentation is current as of February 12, 2016 — the date on which PGE filed its Annual Report on Form 10-K for the year ended December 31, 2015 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8- K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time.

3 Leadership Presenting Today Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro President & CEO On Today’s Call ▪ Financial performance ▪ Operating performance ▪ Carty update ▪ Economy and customers ▪ 2016 Integrated resource plan ▪ Financial update ▪ Regulatory update

4 Q4 and Full-Year 2015 Earnings Results 2.18 NI in millions Q4 2014 Q4 2015 2014 2015 Net Income $43 $51 $175 $172 Diluted EPS $0.55 $0.57 $2.18 $2.04 $2.04 2014 EPS 2015 EPS(1) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 (1) Numbers do not foot due to rounding.

5 Accomplishments and Operational Update

6 Carty Generating Station: A 440 MW natural gas baseload plant under construction in Boardman, OR Carty Generating Station ▪ Dec. 18, 2015: PGE declared Abeinsa in default of the construction contract and took control of the site ▪ Dec. 21, 2015: Work resumed on the site ▪ Construction agreement contains a performance bond with sureties for $145.6 million ▪ Key contractors: Day & Zimmermann, Sargent & Lundy, and Black & Veatch ▪ Currently more than 700 construction workers on site Capital costs, including AFDC, approved in 2016 GRC: $514M Total estimated cost, including AFDC, for completion(1): $620-$655M(1) Deadline for plant-in-service in 2016 GRC: July 31, 2016 Currently targeted date for plant-in-service: July 2016 (1) Total estimated cost does not consider any amounts received from sureties under the performance bond. Construction Update

7 Estimated Capital Expenditures (1) Consists of board-approved ongoing CapEx and hydro relicensing per the Annual 2015 Form 10-K filed on February 12, 2016 Note: Amounts exclude AFDC debt and equity (2) Total estimated cost does not consider any amounts received from sureties under the performance bond. Current Capital Outlook ▪ New customer information and meter data management replacement project has been launched. ▪ Management continues to evaluate incremental reliability and efficiency investments in our operations and fuel supply management that provide value to customers. $174 - $209 $140 Base Capital Spending(1) Carty(2)

8 Economic Update (1) State of Oregon Employment Department (2) Net of approximately 1.5% of energy efficiency, excluding one large paper customer (3) United Van Lines study issued Jan. 1, 2016 (4) Net of approximately 1.5% of energy efficiency and excluding one large paper customer Economic Update ▪ Unemployment of 4.7 percent in our operating area, below Oregon at 5.4 percent and U.S. at 5.0 percent(1). ▪ Improving economic conditions and expansion of large high-tech industrial customers. ▪ Weather-adjusted 2015 load growth of more than 2 percent(2). ▪ Oregon No. 1 in-migration destination for third year in a row(3). ▪ Average customer count increased approximately 1 percent over the past year. ▪ Weather-adjusted 2016 load growth forecast of approximately 1 percent(4).

9 2016 Integrated Resource Plan IRP Process Timeline 2H 2016 File IRP 2017 Acknowledgement from OPUC expected and RFP process commences 2017-2021 2016 IRP Action Plan implementation Areas of Focus ▪ Boardman replacement ▪ Renewable Portfolio Standard requirement of 20 percent in 2020 ▪ Energy efficiency and demand- side actions ▪ Need for additional capacity ▪ Other topics

10 Fourth Quarter Financial Results NI in millions Q4 2014 Q4 2015 Net Income $43 $51 Diluted EPS $0.55 $0.57 Key Year over Year Drivers Addition of Tucannon River, Port Westward Unit 2 in customer prices, and Carty AFDC  Temporary O&M reductions  Increase in common share count due to timing of equity forward sale agreement 

11 Full Year Financial Results NI in millions 2014 2015 Net Income $175 $172 Diluted EPS $2.18 $2.04 Key Year over Year Drivers Addition of Tucannon River, Port Westward Unit 2 in customer prices, and Carty AFDC  Temporary O&M reductions  Impact of weather on retail loads  Higher replacement power costs due to unfavorable hydro and wind  Lower than estimated PTCs  Increase in common share count due to timing of equity forward sale agreement 

12 FY 2014 Sources of Power FY 2015 Sources of Power Total Revenues and Power Costs in millions Q4 2014 Q4 2015 FY 2014 FY 2015 Total Revenues $500 $499 $1,900 $1,898 49% 21% 8% 16% 6% 43% 19% 7% 23% Coal Natural Gas Hydro Wind Purchased Power 8% Purchase Power & Fuel $185 $171 $713 $661 Less: Wholesale Sales $(22) $(22) $(95) $(88) Net Variable Power Costs $163 $149 $618 $573

13 Operating Expenses in millions Q4 2014 Q4 2015 FY 2014 FY 2015 Production & Distribution $76 $74 $257 $266 Administrative & General $63 $62 $227 $241 Total O&M $139 $136 $484 $507 Depreciation & Amortization $77 $78 $301 $305 Interest Expense, Net $25 $28 $96 $114 Other Income, Net $11 $7 $38 $22 Income Taxes $15 $12 $61 $45

14 Liquidity and Financing Senior Secured Senior Unsecured Outlook S&P A- BBB Stable Moody’s A1 A3 Stable Total Liquidity as of 12/31/2015 (in millions) Credit Facilities $ 660 Commercial Paper $ (6) Letters of Credit $ (108) Cash $ 4 Available $ 550 2016 Financing Activity Q1 2016 Q2 2016 Q3 2016 Q4 2016 First Mortgage Bonds $140 million issued May potentially issue up to $160 million $133 million redeemed

15 2016 General Rate Case Oregon Public Utility Commission Order ▪ Overall increase in customer prices: 0.7% ▪ Return on Equity (ROE): 9.6% ▪ Capital Structure: 50% debt, 50% equity ▪ Cost of Capital: 7.51% ▪ Rate Base: $4.4 billion(1) ▪ Annual revenue requirement increase: $12 million Customer Prices: Base Business January 1, 2016 Carty July 31, 2016(2) Customer price changes: - Base business reduction of 2.5% - Carty increase of 3.2% (1) Includes Carty (2) This date represents the in-service deadline included in the 2016 General Rate Case.

16 Guidance 2016 EPS Guidance: $2.20-$2.35 ▪ Retail deliveries growth of approximately 1% weather adjusted excluding one large paper customer; ▪ Average hydro conditions; ▪ Wind generation based on historical levels or forecast studies when historical data is not available; ▪ Normal thermal plant operations; ▪ Operating and maintenance expense between $515 and $535 million; ▪ Depreciation and amortization expense between $315 and $325 million; ▪ Carty Generating Station in service in July 2016 at the OPUC authorized amount of $514 million; and ▪ Warmer than normal weather and lower wind production in January 2016

17 2016 Key Initiatives 1. Maintain high level of operational excellence 2. Complete construction of Carty Generating Station 3. Complete and file the 2016 Integrated Resource Plan